UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported): November 18, 2005

                      PHH Mortgage Capital LLC
             (Exact name of registrant as specified in charter)

   New York			333-110192-06                 52-2338856
(State or other           (Commission File Number)         (IRS Employer
jurisdiction of                                         Identification No.)
 organization)

        c/o Citibank, N. A., 399 Park Avenue, New York, N. Y. 10043
           (Address of principal executive offices)   (Zip Code)

    Registrant's telephone number, including area code  (212) 816 - 5681

       (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425
     under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 8.01 Other Events.

This current report on Form 8-K relates to the monthly distribution reported to the holders of CDMC Mortgage Pass Through Certificates, Series 2005-1, which was made on November 18, 2005.


Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit No. Description

99.1 Monthly distribution report for distribution on November 18, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.





CITIBANK, N. A., IN ITS CAPACITY AS TRUSTEE ON
BEHALF OF PHH MORTGAGE CAPITAL LLC, REGISTRANT




By:    /S/ Kristen Driscoll
       ___________________________

Name:  Kristen Driscoll
       ___________________________

Title: Vice President
       ___________________________

Date:  November 28, 2005
       ___________________________